UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2006

FINANCIAL ASSET SECURITIES CORP.

(as depositor under the Pooling and Servicing Agreement, dated as of June 1, 2006, providing for the issuance of Asset Backed Pass-Through Certificates, Series 2006-A)
Financial Asset Securities Corp.

(Exact name of registrant as specified in its charter)

Delaware	333-130961-16	06-1442101
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Steamboat Road, Greenwich, Connecticut		06830
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code (203) 625-2700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Completion of Acquisition or Disposition of Assets

Item 2.01 Completion of Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Pool

On July 13, 2006, a single series of certificates, entitled Soundview Home Loan Trust 2006-A, Asset-Backed Certificates, Series 2006-A (the “Certificates”), were issued pursuant to a pooling and servicing agreement, dated as of June 1, 2006 (the “Agreement”), attached hereto as Exhibit 4.1, among Financial Asset Securities Corp. as depositor (the “Depositor”), Litton Loan Servicing LP, as servicer (the “Servicer”) and Deutsche Bank National Trust Company as trustee (the “Trustee”). The Certificates consist of twenty-two classes of certificates (collectively, the “Certificates”), designated as the “Class A Certificates”, “Class M-1 Certificates”, “Class M-2 Certificates”, “Class M-3 Certificates”, “Class M-4 Certificates”, “Class M-5 Certificates”, “Class M-6 Certificates”, “Class M-7 Certificates”, “Class M-8 Certificates”, “Class M-9 Certificates”, “Class M-10 Certificates”, “Class M-11 Certificates”, “Class M-12 Certificates”, “Class M-13 Certificates”, “Class M-14 Certificates”, “Class M-15 Certificates”, “Class C Certificates”, “Class P Certificates”, “Class X-1 Certificates”, “Class X-2 Certificates”, “Class R Certificates” and the “Class R-X Certificates”. The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”), consisting of a pool of mortgage loans (the “Mortgage Pool'“) of conventional, one- to four- family, fixed rate and adjustable rate, second lien mortgage loans having original terms to maturity up to 30 years (the “Mortgage Loans”). The Mortgage Pool consists of Initial Mortgage Loans and Additional Mortgage Loans having an aggregate principal balance of $568,612,761 as of June 1, 2006 (the “Cut-off Date”) and the Original Pre-Funded Amounts. The Initial Mortgage Loans and the Additional Mortgage Loans were purchased pursuant to the Assignment and Recognition Agreements, dated July 13, 2006 (the “Assignment and Recognition Agreements”), among the Seller, the Depositor and Aames Capital Corp., Ameriquest Mortgage Company, Countrywide Home Loans, Inc., Fremont Investment & Loan, Meritage Mortgage Corp., NC Capital Corp. and WMC Mortgage Corp. (each, an “Originator”), as applicable. The Class A Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates and the Class M-4 Certificates (the “Offered Certificates”) were sold by the Depositor to Greenwich Capital Markets, Inc. (the “Underwriter”), pursuant to an Underwriting Agreement, dated June 30, 2006 (the “Underwriting Agreement”) between the Depositor and the Underwriter.

The Certificates have the following initial Certificate Balances and Pass-Through Rates:

Class	Initial Certificate Principal Balance or Notional Amount	Pass-Through Rate
A	$363,344,000.00	Variable
M-1	$30,136,000.00	Variable
M-2	$28,999,000.00	Variable
M-3	$14,784,000.00	Variable
M-4	$13,078,000.00	Variable
M-5	$12,509,000.00	Variable
M-6	$11,372,000.00	Variable
M-7	$11,657,000.00	Variable
M-8	$11,372,000.00	Variable
M-9	$8,813,000.00	Variable
M-10	$8,814,000.00	Variable
M-11	$7,961,000.00	Variable
M-12	$21,039,000.00	Variable
M-13	$8,813,000.00	Variable
M-14	$7,676,000.00	Variable
M-15	$8,245,000.00	Variable
C	$664.91	Variable
P	$100.00	N/A
R	100.00%	N/A
R-X	100.00%	N/A

The Certificates, other than the Class M-6 Certificates, the Class M-7 Certificates, the Class M-8 Certificates, the Class M-9 Certificates, the Class M-10 Certificates, the Class M-11 Certificates, the Class M-12 Certificates, the Class M-13 Certificates, the Class M-14 Certificates, the Class M-15 Certificates, the Class C Certificates, the Class P Certificates, Class R Certificates and the Class R-X Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated April 26, 2006 and the Prospectus Supplement, dated June 30, 2006, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class M-6 Certificates, the Class M-7 Certificates, the Class M-8 Certificates, the Class M-9 Certificates, the Class M-10 Certificates, the Class M-11 Certificates, the Class M-12 Certificates, the Class M-13 Certificates, the Class M-14 Certificates, the Class M-15 Certificates, the Class C Certificates, the Class P Certificates, Class R Certificates and the Class R-X Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Simultaneously with the issuance of the Offered Certificates, the Depositor sold (i) the Class M-5 Certificates, with an initial Certificate Principal Balance of $12,509,000, (ii) the Class M-6 Certificates, with an initial Certificate Principal Balance of $11,372,000, (iii) the Class M-7 Certificates, with an initial Certificate Principal Balance of $11,657,000, (iv) the Class M-8 Certificates, with an initial Certificate Principal Balance of $11,372,000, (v) the Class M-9 Certificates, with an initial Certificate Principal Balance of $8,813,000, (vi) the Class M-10 Certificates, with an initial Certificate Principal Balance of $8,814,000, (vii) the Class M-11 Certificates, with an initial Certificate Principal Balance of $7,961,000, (viii) the Class M-12 Certificates, with an initial Certificate Principal Balance of $21,039,000, (ix) the Class M-13 Certificates, with an initial Certificate Principal Balance of $8,813,000, (x) the Class M-14 Certificates, with an initial Certificate Principal Balance of $7,676,000, (xi) the Class M-15 Certificates, with an initial Certificate Principal Balance of $8,245,000, (xii) the Class C Certificates, with an initial Certificate Principal Balance of $664.91 (xiii) the Class P Certificates, with an initial Certificate Principal Balance of $100.00, (xiv) the Class R Certificates and (xv) the Class R-X Certificates (collectively, the "Private Certificates") to Greenwich Capital Markets, Inc. on July 13, 2006, in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof.   The net proceeds of the sale were applied to the purchase of the mortgage loans.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of June 30, 2006, by and among the Depositor, Greenwich Capital Markets and Wachovia Capital Markets, LLC relating to the Series 2006-A Certificates.

4.1
Pooling and Servicing Agreement, dated as of June 1, 2006, by and among Financial Asset Securities Corp. as Depositor, Litton Loan Servicing LP, as Servicer and Deutsche Bank National Trust Company as Trustee, relating to the Series 2006-A Certificates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 13, 2006

FINANCIAL ASSET SECURITIES CORP.

	By:	/s/ Ara Balabania
	Name:	Ara Balabania
	Title:	Vice President

Index to Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of June 30, 2006, by and among the Depositor, Greenwich Capital Markets and Wachovia Capital Markets, LLC relating to the Series 2006-A Certificates.

4.1
Pooling and Servicing Agreement, dated as of June 1, 2006, by and among Financial Asset Securities Corp. as Depositor, Litton Loan Servicing LP, as Servicer and Deutsche Bank National Trust Company as Trustee, relating to the Series 2006-A Certificates.